EXHIBIT 10.15

FIRST AMENDMENT TO
PURCHASE AGREEMENT

This FIRST AMENDMENT TO PURCHASE AGREEMENT (this “Amendment”) is made effective April 5, 2012 (the “Amendment Date”) by and between PURE BIOSCIENCE, INC., a Delaware corporation, (the “Company”), and LINCOLN PARK CAPITAL FUND, LLC, an Illinois limited liability company (the “Investor”).

WHEREAS, the Company and the Investor have entered into that certain Purchase Agreement, dated as of December 14, 2011 (the “Purchase Agreement”) and no sales of Common Stock have occurred pursuant to the Purchase Agreement and a registration statement has not been filed by the Company with respect to the shares of Common Stock that may be purchased by Investor; and

WHEREAS, the Company and the Investor now desire to amend the Purchase Agreement in certain respects on the terms and conditions set forth below.  All capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to such terms in the Purchase Agreement.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth in the Purchase Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.  AMENDMENT.

1.1  Section 1(n) of the Purchase Agreement is amended and restated to read in full as follows:

(n)           “Floor Price” means Twenty Cents ($0.20) (which shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction).

2.  MISCELLANEOUS.

2.1  Continuing Effect.  This Amendment shall be effective for all purposes as of the Amendment Date.  Except as otherwise expressly modified by this Amendment, the Purchase Agreement shall remain in full force and effect in accordance with its terms. The terms of Section 12 of the Purchase Agreement are hereby incorporated by reference herein and shall apply, mutatis mutandis.

(Signature page follows)

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers effective as of the Amendment Date.

THE COMPANY:

PURE BIOSCIENCE, INC.

By           /s/ Michael Krall
Name           Michael Krall
Title           Chief Executive Officer

INVESTOR:

LINCOLN PARK CAPITAL FUND, LLC
By: LINCOLN PARK CAPITAL, LLC
By: ROCKLEDGE CAPITAL CORPORATION

By           /s/ Josh Scheinfeld
Name           Josh Scheinfeld
Title           President